SECURITES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) May 14, 1998

                           SOURCE CAPITAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Washington                          0-12199            91-0853890
     ----------------------------      ------------      ------------------
     (State or other jurisdic-         (Commission         (IRS Employer
       tion of incorporation)          File Number)      Identification No)

                  1825 North Hutchinson Rd. Spokane, Wa  99212
                  --------------------------------------------
                     Address of principal executive offices)

         Registrant s telephone number,including area code: 509-928-0908


                  --------------------------------------------
                         (Former name or former address,
                          if changed since last report)

     ITEM 1.  CHANGES IN CONTROL OF REGISTRANT
              N/A

     ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
              N/A

     ITEM 3.  BANKRUPTCY OR RECEIVERSHIP
              N/A

     ITEM 4.  CHANGES IN REGISTRANT S CERTIFYING ACCOUNTANTS
              N/A

     ITEM 5.  OTHER EVENTS

     (A)  Annual Stockholders Meeting

          At the annual stockholders meeting of Source Capital Corporation, held on May 14, 1998:

            Proposal (1) election of directors, Class I directors John H. Frucci and Daniel R. Nelson were reelected to the Board for a term which expires at the annual meeting of shareholders in 2001. Mr.William H. Roberts who was a Class I director retired from the board and did not stand for reelection.

            Proposal (2) ratification of auditors passed, ratifying Coopers and Lybrand as the Company s auditors for 1998.

     (B)  Election of officers

          At the annual meeting of the Board of Directors held on May 14, 1998, Alvin J. Wolff, Jr. was elected Chairman of the Board, D. Michael Jones was elected President and CEO, James L. Kirschbaum was elected Executive Vice President, Lester L. Clark was elected Vice President, Secretary, Treasurer and Chief Financial Officer, John R. Nagel was elected Senior Vice President and Clarence H. Barnes was elected Vice Chairman of the Board until the next annual board meeting.

     ITEM 6.  RESIGNATION OF REGISTRANT S DIRECTORS
              N/A

     ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS

     (a)  financial statements
          N/A

     (b)  Pro forma Financial information
          N/A

     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SOURCE CAPITAL CORPORATION
                                   (Registrant)



                                   By:     /s/Lester L. Clark
                                           -------------------------------

                                   Title:  Vice President, Treasurer and
                                           Secretary
                                           -------------------------------

                                   Date:   May 21, 1998
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